LAZARD ASSET MANAGEMENT

Lazard Global Total
Return & Income
Fund, Inc.

Third Quarter Report

S E P T E M B E R  3 0,  2 0 0 8

Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Shareholders,

We are pleased to present this third quarter report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the period ended September 30, 2008. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

The Fund has been in operation for almost four-and-a-half years. Thus far in 2008, the Fund’s Net Asset Value (“NAV”) performance has defended well versus the benchmark in a period of extraordinary global market weakness. We are similarly pleased with LGI’s favorable NAV returns over the last year and since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of September 30, 2008)

For the third quarter of 2008, the Fund’s NAV decreased 7.6%, comfortably outperforming the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”) loss of 15.3% . Similarly, for the year-to-date, the Fund’s NAV has fallen 17.7%, defending well versus the Index loss of 24.2% . The Fund’s since inception annualized NAV return of 7.3% has also comfortably outpaced the Index, which has declined by 4.4% in this time period. Shares of LGI ended the third quarter of 2008 with a market price of $14.68, representing a 23.6% discount to the Fund’s NAV of $19.21. The Fund’s net assets were $184.5 million as of September 30, 2008, with total leveraged assets of $259.0 million, representing 28.8% leverage.

We believe that LGI’s investment thesis remains sound, as demonstrated by the Fund’s favorable NAV performance this year and since inception. The Fund’s defensive characteristics and positioning enabled it to deliver strong relative performance with both security selection and sector allocation having significant positive effects. In particular, an underweight exposure to the materials sector, and good stock selection in the financials and information technology sectors added value. Furthermore, following on from a very strong year in 2007, the smaller, short-duration1 emerging market currency and debt portion of the Fund has actually managed to produce modest positive performance this year despite a challenging global market environment. This portfolio has been a meaningful positive contributor to performance for the Fund since inception.

As of September 30, 2008, 68.5% of the Fund’s total leveraged assets consisted of global equities and 31.2% consisted of emerging market currency and debt instruments, while the remaining 0.3% consisted of cash and other net assets.

Declaration of Dividends

Pursuant to LGI’s managed distribution policy, the Fund’s Board of Directors has declared a monthly dividend distribution of $0.1042 per share on the Fund’s outstanding stock each month since inception. The Fund continues to maintain this distribution level. In addition, in December of 2006, and in September and December of 2007, the Fund made additional required distributions of accumulated income and net realized capital gains. The cumulative distributions for the last 12 months ended September 30, 2008 totaled $1.53 per share. There was no return of capital in 2007, and the Fund has not returned capital to investors since its inception. The current distribution yield is 8.5%, based on the annualized current distribution and the share price of $14.68 at the close of NYSE trading on September 30, 2008.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio
(68.5% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Bank of America, a holding company that provides banking and non-banking financial services and products in the United States and internationally; Nokia Corp., a Finland-based manufacturer of mobile telephones; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of September 30, 2008, 44.9% of these stocks were based in North America, 25.3% were based in Continental Europe (not including the United Kingdom), 19.1% were from the United Kingdom, 7.9% were from Japan, and 2.8% were from the rest of Asia (not including Japan). The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at September 30, were financials (24.5%), which includes banks, insurance companies, and financial services companies, and information technology (17.9%), a sector that encompasses industries involved in the design, development, installation, and implementation of information systems and applications, including hardware, software, IT services, and media-related companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, telecommunication services, materials, and utilities. The average dividend yield on the global equity portfolio was approximately 3.0% as of September 30, 2008.

Global Equity Markets Review

Financial markets experienced virtually unprecedented turbulence in September. Subsequent to the initial emergence of the problems in the credit markets just over one year prior, the quarter saw a global credit crisis entering its most damaging phase to date. Substantial declines were experienced across the world’s stock markets, reflected in a 15.3% fall in the MSCI World Index over the quarter. The crisis in the banking system, caused by a shortage of liquidity and widespread concern about the quality of assets held by banks, led to a number of widely publicized episodes in the financials sector across the United States and Europe, including the collapse or forced sale of a number of former heavyweight financial institutions, such as investment banks Lehman Brothers and Merrill Lynch, and direct intervention in distressed financial systems by a number of national governments. Worries of a global economic slowdown also sparked a major decline in prices for a range of commodities, including oil. The West Texas Intermediate crude oil spot price peaked at $140 per barrel before sliding to $101 per barrel by the end of the period. Elsewhere, the price of gold climbed sharply towards the end of the quarter. The period concluded with the unexpected rejection of the U.S. Government’s Emergency Economic Stabilization Act by the House of Representatives, which prompted one of the largest-ever one-day falls in the history of the U.S. stock market. The legislation, which was intended to shore up the ailing U.S. financial system, remained under intense discussion at the close of the quarter.

What Helped and What Hurt LGI

The Fund’s defensive characteristics and positioning enabled it to deliver strong relative performance over this unprecedented quarter. Both our security selection and sector allocation had significant positive effects. Although there are inevitably many stories to touch upon in such a volatile quarter, there were two key drivers of our outperformance: an underweight exposure to the materials sector, and positive stock selection in the financials and information technology sectors. We

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

have long questioned valuations and the sustainability of returns in the materials sector, most notably with regard to mining companies. Our very limited exposure to the sector proved highly beneficial in a quarter that saw the materials sector fall significantly. Our stock selection within the sector also added value. In the information technology sector, where we retain a substantial overweight exposure, a number of holdings added considerable value. Major software producer Microsoft was the best performer, benefiting from its robust balance sheet and significant free-cash-flow generation. The portfolio was hurt by stock selection within the consumer staples and within France.

Emerging Market Currency and Debt Portfolio (31.2% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration (typically, under one year) emerging market forward currency contracts and local currency debt instruments. As of September 30, 2008, this portfolio consisted primarily of forward currency contracts (58.5%) and a smaller allocation to sovereign debt obligations (30.5%) and structured notes (11.0%) . The average duration of the emerging market currency and debt portfolio was approximately 10.9 months, as of September 30, with an average yield of 11.3% .2

Emerging Market Currency and Debt Market Review Global de-leveraging was the dominant theme of the third quarter. However, falling equity markets in both developing and emerging markets, a severe correction in energy and other commodity prices, and risk aversion were also major components of the global markets third quarter result. Inflation is no longer a key concern. Policy focus has shifted toward preserving growth in most countries, given the marked deterioration in global economic growth prospects. The TED Spread (Treasury – Eurodollar spread) reached levels not seen since the 1970s. U.S. dollar and yen cash is king, with the unwinding of risk positions funded in these particular currencies.

The portfolio’s performance is primarily derived from two sources of return: yield and currency. During the quarter, many emerging market money markets posted negative returns, some substantial, as the rapid pace of emerging market currency depreciation overwhelmed even the substantial rise in interest rates at the short of inter-bank yield curves on the back of global inter-bank funding pressures. The aggregate interest rate on the portfolio’s positions rose by approximately 5% since the second quarter to nearly 12% by the end of September; however, this yield cushion was partially eroded by the historically high TED spread, which reduced the actual realized yield of the portfolio to approximately 8.3% . Still, the Fund’s short duration exposures benefited from the spike in short term yields, presenting a compelling reinvestment opportunity (on a selective basis) as maturing positions came due.

What Helped and What Hurt LGI

There were notable emerging market local currency headlines during the quarter, including the collapse of the South Korean won, which lost one-third of its value during August and September. Fortunately, the portfolio had no exposure to the Korean won. The portfolio also successfully avoided other local currency markets that suffered substantial third quarter losses such as South Africa, Taiwan, Thailand, Romania, to name a few. Elsewhere, light positioning in Chile and Colombia limited losses. Performance was helped by the fact that Eastern European and CIS/Baltic exposure had been significantly reduced earlier in the year. We anticipated deterioration in Eurozone data (relative to the U.S.), partly owing to the ECB’s stubborn maintenance of a tight monetary stance. CIS/Baltic and Emerging European markets are vulnerable to decline in European demand for their exports. We also extended duration where the risk premia warranted, and benefited from the subsequent yield curve rallies. FX-hedged longer duration positions in Colombia and Mexico’s interest rate markets contributed positively to performance, despite weakness in the currency markets of these countries. Elsewhere, increased exposures to Turkey, which benefited from seasonal summer tourism inflows, and to Israel, which gains on reverse domestic institutional fund repatriation (in times of global equity market distress), helped perfor-

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

mance. The portfolio’s ongoing significant exposure to ‘frontier’ countries’ generated continued alpha owing to their favorably low correlation with global risk appetite trends, limited stock of foreign investor involvement, and policy-influenced currency regimes. This characteristic contrasts sharply with the liquid emerging markets, which have attracted record amounts of foreign equity/currency/debt investor inflows in recent years, and hence are suffering substantial selling pressure as the foreign capital withdraws, en masse. Most of the portfolio’s losses were attributable to several countries where the impact of global de-leveraging, foreign capital outflow, and credit market distress was most pronounced. This includes Brazil, Russia, India, Malaysia, and the Hungarian fixed income market. Portfolio performance was detracted by the global liquidity unwind which led to pronounced dollar strength versus most emerging market currencies.

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of September 30, 2008; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Average Annual Total Returns*
Periods Ended September 30, 2008
(unaudited)

	One	Since
	Year	Inception**
Market Price	(28.90)%	0.54%
Net Asset Value	(18.46)	7.27
MSCI World Index	(26.05)	4.35

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2008 (unaudited)

		Percentage of
Security	Value	Net Assets
Microsoft Corp.	$8,711,616	4.7%
Exxon Mobil Corp.	8,162,066	4.4
Oracle Corp.	8,117,907	4.4
Johnson & Johnson	7,225,904	3.9
Diageo PLC Sponsored ADR	6,961,746	3.8
JPMorgan Chase & Co.	6,953,443	3.8
International Business Machines Corp.	6,865,552	3.7
HSBC Holdings PLC Sponsored ADR	6,167,329	3.3
Cisco Systems, Inc.	4,972,224	2.7
Singapore Telecommunications, Ltd. ADR	4,880,630	2.7

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
September 30, 2008 (unaudited)

Description	Shares	Value
Common Stocks—96.2%
Finland—2.0%
Nokia Corp. Sponsored ADR (c)	192,800	$3,595,720

France—6.7%
GDF Suez Sponsored ADR	75,981	3,723,069
Sanofi-Aventis ADR	105,200	3,457,924
Societe Generale Sponsored ADR	72,000	1,231,920
Total SA Sponsored ADR	64,000	3,883,520
Total France		12,296,433

Ireland—1.1%
CRH PLC Sponsored ADR	98,300	2,095,756

Italy—1.0%
Eni SpA Sponsored ADR	36,350	1,924,733

Japan—7.6%
Canon, Inc. Sponsored ADR	44,700	1,687,425
Hoya Corp. Sponsored ADR	73,500	1,447,950
Mitsubishi UFJ Financial Group, Inc.
ADR	528,000	4,614,720
Nomura Holdings, Inc. ADR	332,600	4,350,408
Sumitomo Mitsui Financial Group,
Inc. ADR	321,200	1,968,956
Total Japan		14,069,459

Netherlands—2.4%
Heineken NV ADR	225,600	4,487,184

Singapore—2.7%
Singapore Telecommunications, Ltd.
ADR	217,400	4,880,630

Sweden—0.6%
Telefonaktiebolaget LM Ericsson
Sponsored ADR	123,800	1,167,434

Switzerland—10.5%
Credit Suisse Group Sponsored
ADR	73,400	3,543,752
Nestle SA Sponsored ADR (c)	86,000	3,680,800
Novartis AG ADR	78,900	4,169,076
Roche Holding AG Sponsored
ADR	46,200	3,571,260
UBS AG (a)	107,587	1,887,076
Zurich Financial Services AG ADR	92,500	2,571,500
Total Switzerland		19,423,464

United Kingdom—18.4%
Barclays PLC Sponsored ADR	82,328	2,033,502
BP PLC Sponsored ADR	97,100	4,871,507
Cadbury PLC Sponsored ADR	72,128	2,952,920
Diageo PLC Sponsored ADR (c)	101,100	6,961,746
GlaxoSmithKline PLC Sponsored
ADR	80,200	3,485,492
HSBC Holdings PLC Sponsored
ADR	76,300	6,167,329
Tesco PLC Sponsored ADR	153,200	3,171,240
Vodafone Group PLC Sponsored
ADR (c)	191,712	4,236,835
Total United Kingdom		33,880,571

United States—43.2%
Bank of America Corp. (c)	138,200	4,837,000
Bank of New York Mellon Corp.	103,600	3,375,288
Bristol-Myers Squibb Co.	92,600	1,930,710
Cisco Systems, Inc. (a), (c)	220,400	4,972,224
ConocoPhillips	32,900	2,409,925
Dr Pepper Snapple Group, Inc. (a)	54,096	1,432,462
Exxon Mobil Corp.	105,100	8,162,066
General Electric Co. (c)	116,300	2,965,650
International Business Machines
Corp.	58,700	6,865,552
Johnson & Johnson (c)	104,300	7,225,904
JPMorgan Chase & Co. (c)	148,896	6,953,443
Microsoft Corp.	326,400	8,711,616
Oracle Corp. (a), (c)	399,700	8,117,907
The Home Depot, Inc.	165,500	4,284,795
United Technologies Corp. (c)	68,900	4,138,134
Wyeth	88,900	3,283,966
Total United States		79,666,642
Total Common Stocks
(Identified cost $177,792,071)		177,488,026

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2008 (unaudited)

	Principal
	Amount
Description	(000) (d)	Value
Foreign Government
Obligations—13.1%
Brazil—1.2%
Brazil NTN-F:
10.00%, 07/01/10	2,641	$1,296,367
10.00%, 01/01/12	2,000	965,043
Total Brazil		2,261,410

Egypt—3.9%
Egypt Treasury Bills:
0.00%, 10/28/08	25,800	4,676,118
0.00%, 11/18/08	2,850	512,723
0.00%, 12/23/08	2,975	528,681
0.00%, 02/24/09	1,500	260,839
0.00%, 03/03/09	6,725	1,166,635
Total Egypt		7,144,996

Ghana—0.3%
Ghanaian Government Bonds:
13.50%, 03/30/10	420	318,313
14.00%, 03/07/11	310	223,470
Total Ghana		541,783

Hungary—1.8%
Hungarian Government Bonds:
6.00%, 10/12/11	81,400	429,648
7.25%, 06/12/12	451,400	2,446,854
5.50%, 02/12/14	87,700	438,279
Total Hungary		3,314,781

Israel—0.3%
Israel Government Bond,
7.00%, 04/29/11	2,001	604,655

Mexico—1.5%
Mexican Bonos:
9.00%, 12/20/12	13,145	1,230,136
7.75%, 12/14/17	17,000	1,487,743
Total Mexico		2,717,879

Peru—1.1%
Peru Bono Soberano,
12.25%, 08/10/11	5,584	2,059,668
Poland—0.2%
Polish Government Bond,
6.25%, 10/24/15	879	371,096

Turkey—2.6%
Turkish Government Bonds:
0.00%, 10/07/09	3,230	2,127,229
14.00%, 01/19/11	3,570	2,544,622
Total Turkey		4,671,851

Uganda—0.2%
Uganda Government Bond,
10.00%, 04/01/10	676,000	387,344
Total Foreign Government
Obligations
(Identified cost $25,203,888)		24,075,463

Structured Notes—3.8%
Brazil—2.3%
Citigroup Funding, Inc. Brazil
Inflation-Indexed Currency and
Credit Linked Unsecured Notes
NTN-B:
9.50%, 05/18/09 (e)	927	1,260,104
9.40%, 08/17/10 (e)	1,029	1,352,218
8.80%, 05/18/15:
Series LTCLN0335 (e)	989	1,239,507
Series LTCLN0948 (e)	365	388,378
Total Brazil		4,240,207

Colombia—1.5%
Citigroup Funding, Inc. Colombia
TES Credit Linked Unsecured Note,
12.01%, 04/27/12 (e)	397	425,778
JPMorgan Chase & Co. Colombian
Peso Linked Notes:
10.77%, 11/14/10 (e)	1,200	1,041,120
11.92%, 03/05/15 (e)	1,638	1,285,830
Total Colombia		2,752,728
Total Structured Notes
(Identified cost $6,531,542)		6,992,935

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2008 (unaudited)

	Principal
	Amount
Description	(000) (d)	Value
Corporate Bond—0.8%
United States—0.8%
JPMorgan Chase & Co.,
9.28%, 06/20/11
(Identified cost $1,668,786) (e)	40,000	$1,538,039

Supranationals—0.4%
African Development Bank,
12.00%, 10/19/08 (f)	460	374,903
European Investment Bank,
12.25%, 02/26/10 (g)	1,375,000	373,461
Total Supranationals
(Identified cost $778,931)		748,364
Total Investments—114.3%
(Identified cost $211,975,218) (b)		$210,842,827
Liabilities in Excess of Cash and
Other Assets—(14.3)%		(26,364,753)
Net Assets—100.0%		$184,478,074

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2008 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2008:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
AED	10/29/08	7,726,000	$2,103,572	$2,103,797	$225	$—
AED	11/17/08	5,257,000	1,431,255	1,431,586	331	—
ARS	10/20/08	1,536,003	486,000	486,472	472	—
ARS	10/20/08	1,556,975	490,000	493,114	3,114	—
ARS	10/20/08	1,555,212	492,000	492,555	555	—
BRL	11/13/08	1,887,502	1,093,000	984,192	—	108,808
CLP	12/17/08	510,449,250	951,000	919,867	—	31,133
CNY	06/24/09	13,508,603	2,094,000	1,947,002	—	146,998
CNY	09/08/09	2,953,900	436,000	425,983	—	10,017
COP	10/02/08	400,331,700	201,000	182,879	—	18,121
COP	10/02/08	1,408,704,000	704,000	643,523	—	60,477
COP	11/04/08	874,800,000	400,000	397,671	—	2,329
EUR	10/06/08	689,000	979,552	969,974	—	9,578
EUR	10/06/08	577,000	835,208	812,301	—	22,907
EUR	10/06/08	403,146	625,207	567,550	—	57,657
EUR	10/13/08	1,033,000	1,456,840	1,455,300	—	1,540
EUR	10/14/08	1,121,000	1,580,946	1,579,437	—	1,509
EUR	10/28/08	1,311,732	1,854,853	1,850,823	—	4,030
GHC	10/20/08	561,300	473,272	478,150	4,878	—
GHC	11/28/08	865,700	728,397	720,055	—	8,342
GHC	12/22/08	155,000	127,993	127,111	—	882
HUF	10/20/08	64,732,000	375,759	375,764	5	—
IDR	10/14/08	10,310,220,000	1,098,000	1,092,147	—	5,853
IDR	11/17/08	18,290,181,000	1,911,000	1,928,232	17,232	—
IDR	12/09/08	6,971,500,000	730,000	732,539	2,539	—
ILS	10/15/08	3,296,180	911,000	949,022	38,022	—
ILS	11/04/08	2,953,349	816,000	849,913	33,913	—
INR	10/16/08	44,520,680	967,000	948,003	—	18,997
INR	10/23/08	51,354,030	1,183,000	1,093,549	—	89,451
INR	11/03/08	8,988,240	204,000	191,409	—	12,591
INR	11/10/08	78,648,990	1,851,000	1,674,752	—	176,248
KES	10/16/08	17,546,000	248,000	239,779	—	8,221
KES	10/21/08	17,972,000	252,726	245,599	—	7,127
KES	10/22/08	29,819,000	407,224	407,496	272	—
KWD	10/08/08	288,360	1,080,000	1,080,266	266	—
KWD	10/22/08	319,000	1,187,198	1,193,980	6,782	—
KWD	10/30/08	968,000	3,525,127	3,621,259	96,132	—
MXN	10/06/08	9,778,654	929,000	894,130	—	34,870

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2008 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2008 (continued):

				U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign		on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	&	Date	Value	Appreciation	Depreciation
MYR	10/03/08	1,741,686		$513,000	$505,936	$—	$7,064
MYR	10/03/08	1,741,686		505,951	505,936	—	15
MYR	10/07/08	2,227,276		682,000	647,060	—	34,940
MYR	10/14/08	2,887,731		891,000	839,539	—	51,461
MYR	10/20/08	2,560,860		738,000	744,970	6,970	—
MYR	10/24/08	3,879,831		1,201,000	1,129,134	—	71,866
MYR	11/03/08	2,139,694		623,000	623,351	351	—
MYR	11/03/08	1,196,424		348,000	348,551	551	—
MYR	11/28/08	2,627,552		785,000	767,098	—	17,902
NGN	10/14/08	64,611,850		547,604	548,200	596	—
NGN	10/16/08	101,813,250		861,000	863,836	2,836	—
NGN	10/27/08	66,388,000		560,000	563,270	3,270	—
NGN	10/31/08	161,737,000		1,361,423	1,360,401	—	1,022
NGN	11/20/08	36,146,000		305,597	304,031	—	1,566
NGN	11/24/08	66,076,000		558,452	555,778	—	2,674
PEN	10/21/08	1,691,746		596,000	566,673	—	29,327
PEN	11/10/08	401,731		144,000	134,382	—	9,618
PEN	12/03/08	721,103		243,000	240,766	—	2,234
PEN	12/10/08	1,677,008		562,000	559,609	—	2,391
PEN	03/03/09	2,749,120		968,000	911,012	—	56,988
PEN	03/11/09	1,596,335		533,000	528,851	—	4,149
PHP	10/15/08	44,719,920		934,000	950,532	16,532	—
PHP	10/27/08	55,769,480		1,196,000	1,185,486	—	10,514
PHP	12/11/08	45,077,500		949,000	958,558	9,558	—
PLN	10/06/08	2,341,599		964,733	970,551	5,818	—
PLN	10/06/08	1,055,274		512,966	437,392	—	75,574
PLN	10/14/08	3,892,602		1,761,000	1,613,548	—	147,452
PLN	10/14/08	4,018,830		1,635,000	1,665,872	30,872	—
PLN	10/14/08	1,526,562		666,912	632,785	—	34,127
RUB	10/14/08	14,834,880		606,000	577,515	—	28,485
RUB	10/22/08	6,858,155		269,000	266,699	—	2,301
RUB	10/22/08	80,990,000		3,221,239	3,149,534	—	71,705
RUB	12/02/08	11,377,905		439,429	439,880	451	—
RUB	12/11/08	22,029,000		851,560	851,286	—	274
RUB	03/16/09	11,377,905		462,000	435,064	—	26,936
SGD	12/26/08	1,332,000		940,944	930,666	—	10,278
SKK	10/28/08	39,686,450		2,049,216	1,845,799	—	203,417
TRY	10/10/08	367,808		284,000	289,013	5,013	—

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2008 (unaudited)

Forward Currency Purchase Contracts open at September 30, 2008 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
TRY	10/10/08	812,827	$621,000	$638,695	$17,695	$—
TRY	10/10/08	3,946,020	2,835,599	3,100,663	265,064	—
TRY	10/10/08	1,173,000	968,781	921,708	—	47,073
TRY	10/10/08	535,642	428,000	420,891	—	7,109
TRY	10/14/08	1,213,249	997,000	952,161	—	44,839
TRY	06/23/09	3,781,700	2,656,808	2,710,900	54,092	—
TZS	10/06/08	340,293,130	293,000	293,094	94	—
TZS	10/27/08	516,810,000	440,307	443,742	3,435	—
TZS	10/28/08	250,113,000	215,676	215,448	—	228
TZS	11/03/08	659,394,600	562,000	565,335	3,335	—
UAH	10/01/08	2,161,210	425,000	425,854	854	—
UAH	11/17/08	2,015,020	389,000	393,209	4,209	—
UAH	11/28/08	1,990,000	364,469	386,601	22,132	—
UAH	12/17/08	1,713,130	326,000	331,324	5,324	—
UAH	12/18/08	1,046,400	192,000	202,523	10,523	—
UAH	03/16/09	902,160	168,000	168,265	265	—
UGX	10/02/08	1,221,179,000	742,584	730,933	—	11,651
UGX	10/03/08	572,250,000	350,000	342,445	—	7,555
UGX	10/24/08	448,920,000	257,569	267,445	9,876	—
UGX	10/29/08	410,025,000	235,748	244,014	8,266	—
UGX	11/03/08	889,134,400	539,000	528,551	—	10,449
UGX	11/28/08	268,461,000	161,675	158,691	—	2,984
UGX	12/24/08	1,125,933,750	657,000	662,948	5,948	—
UGX	12/29/08	688,242,280	404,000	404,937	937	—
UGX	01/05/09	391,482,000	234,000	229,842	—	4,158
UGX	04/02/09	980,873,000	564,801	561,096	—	3,705
ZMK	10/09/08	2,106,092,000	622,000	587,668	—	34,332
ZMK	10/22/08	894,384,000	248,509	248,678	169	—
ZMK	10/23/08	673,200,000	187,000	187,128	128	—
ZMK	10/31/08	98,796,000	27,574	27,402	—	172
ZMK	11/25/08	1,151,851,000	318,323	317,245	—	1,078
ZMK	11/26/08	1,023,024,000	282,838	281,685	—	1,153
ZMK	01/12/09	1,332,204,570	321,000	362,312	41,312	—
Total Forward Currency Purchase Contracts			$86,526,416	$85,349,178	$741,214	$1,918,452

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
September 30, 2008 (unaudited)

Forward Currency Sale Contracts open at September 30, 2008:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
AED	10/08/08	2,410,100	$656,274	$656,151	$123	$—
BRL	10/14/08	4,249,486	2,378,000	2,229,429	148,571	—
BRL	11/13/08	1,887,502	980,520	984,191	—	3,671
COP	10/02/08	1,490,059,500	786,000	680,688	105,312	—
COP	10/02/08	318,976,200	146,656	145,714	942	—
COP	02/27/09	3,293,053,000	1,649,000	1,467,301	181,699	—
EUR	10/06/08	679,000	964,733	955,896	8,837	—
EUR	10/06/08	328,000	512,966	461,759	51,207	—
EUR	10/06/08	403,146	590,710	567,550	23,160	—
EUR	10/28/08	1,310,000	2,049,216	1,848,380	200,836	—
EUR	11/28/08	2,446,209	3,582,963	3,454,548	128,415	—
HUF	10/14/08	269,819,095	1,580,946	1,567,229	13,717	—
HUF	10/20/08	231,041,040	1,334,726	1,341,175	—	6,449
ILS	11/04/08	2,953,349	867,407	849,913	17,494	—
MXN	10/06/08	30,343,526	2,908,000	2,774,519	133,481	—
MYR	10/03/08	1,741,686	506,894	505,936	958	—
MYR	10/03/08	1,741,686	505,951	505,936	15	—
MYR	10/07/08	2,227,276	647,840	647,060	780	—
MYR	10/14/08	3,288,162	956,000	955,955	45	—
PEN	12/03/08	2,432,520	870,000	812,183	57,817	—
PLN	10/06/08	2,321,723	979,552	962,313	17,239	—
PLN	10/06/08	1,898,330	835,208	786,824	48,384	—
RUB	10/22/08	8,595,000	343,731	334,242	9,489	—
RUB	03/16/09	11,377,905	433,940	435,064	—	1,124
SKK	10/28/08	39,686,450	1,854,853	1,845,799	9,054	—
TRY	10/10/08	3,938,000	3,008,403	3,094,362	—	85,959
TRY	10/10/08	1,188,656	929,000	934,009	—	5,009
TRY	10/10/08	3,217,379	2,312,000	2,528,119	—	216,119
TRY	10/10/08	1,516,584	1,157,000	1,191,686	—	34,686
TRY	10/13/08	1,810,281	1,456,840	1,421,150	35,690	—
TZS	10/06/08	340,293,130	293,356	293,094	262	—
UAH	10/01/08	2,161,210	427,117	425,854	1,263	—
UGX	10/02/08	1,221,179,000	728,193	730,933	—	2,740
Total Forward Currency Sale Contracts			$39,233,995	$38,394,962	1,194,790	355,757
Gross unrealized appreciation/depreciation on Forward Currency Contracts					$1,936,004	$2,274,209

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2008 (unaudited)

(a)	Non-income producing security.

(b)

For federal income tax purposes, the aggregate cost was $211,975,218, aggregate gross unrealized appreciation was $23,271,140, aggregate gross unrealized depreciation was $24,403,531, and the net unrealized depreciation was $1,132,391.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency unless otherwise specified.

(e)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At September 30, 2008, these securities amounted to 4.6% of net assets and are not considered to be liquid.

Structured Notes—Principal amount denominated in U.S. dollars. Interest rate shown reflects current yield as of September 30, 2008.
Corporate Bond—Variable rate security. Principal amount denominated in Russian Ruble. Interest rate shown reflects current rate as of September 30, 2008.

(f)	Principal amount denominated in Ghanaian Cedi.

(g)	Principal amount denominated in Zambian Kwacha.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-B — Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F
TES — Titulos de Tesoreria

Currency Abbreviations:
AED	— United Arab Emirates	MXN	— Mexican Peso
	Dirham	MYR	— Malaysian Ringgit
ARS	— Argentine Peso	NGN	— Nigerian Naira
BRL	— Brazilian Real	PEN	— Peruvian New Sol
CLP	— Chilean Peso	PHP	— Philippine Peso
CNY	— Chinese Renminbi	PLN	— Polish Zloty
COP	— Colombian Peso	RUB	— Russian Ruble
EUR	— Euro	SGD	— Singapore Dollar
GHC	— Ghanaian Cedi	SKK	— Slovenska Koruna
HUF	— Hungarian Forint	TRY	— New Turkish Lira
IDR	— Indonesian Rupiah	TZS	— Tanzanian Shilling
ILS	— Israeli Shekel	UAH	— Ukranian Hryvnia
INR	— Indian Rupee	UGX	— Ugandan Shilling
KES	— Kenyan Shilling	ZMK	— Zambian Kwacha
KWD	— Kuwaiti Dinar

Portfolio holdings by industry (as percentage of net assets):
Industry
Alcohol & Tobacco	6.2%
Banking	15.1
Computer Software	9.1
Drugs	10.8
Energy Integrated	11.5
Financial Services	8.0
Food & Beverages	4.4
Gas Utilities	2.0
Housing	1.1
Insurance	1.4
Manufacturing	3.9
Medical Products	3.9
Retail	4.0
Semiconductors & Components	1.7
Technology.	3.7
Technology Hardware	5.3
Telecommunications	4.9
Subtotal	97.0
Foreign Government Obligations	13.1
Structured Notes	3.8
Supranationals	0.4
Total Investments	114.3%

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
September 30, 2008 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contracts. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Fair Value Measurements:

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2008 (unaudited)

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2008:

		Other
	Investments	Financial
Level	in Securities	Instruments*
Level 1	$177,488,026	$—
Level 2	22,929,658	(338,205)
Level 3	10,425,143	—
Total	$210,842,827	$(338,205)

*	Other financial instruments are derivative instruments such as forward contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments
in Securities
Balance as of 12/31/07	$6,486,430
Accrued discounts/premiums	10,945
Realized gain (loss)	—
Change in unrealized appreciation/
depreciation	(1,004,165)
Net purchases (sales)	4,931,933
Net transfers in and/or out of Level 3	—
Balance as of 9/30/08	$10,425,143
Net change in unrealized appreciation/
depreciation from investments still held
as of 9/30/08	$(1,004,165)

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund(1)	and Other Directorships Held
Board of Directors:
Class I — Directors with Term Expiring in 2009
Independent Directors:
Leon M. Pollack (67)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee,
Adelphi University
Robert M. Solmson (61)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive
Officer and Chairman, RFS Hotel Investors, Inc.; Former Director,
Morgan Keegan & Co., Inc.; Former Director, Independent Bank,
Memphis
Interested Director:
Charles Carroll (48)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the
	President and Director	Investment Manager
Class II — Directors with Term Expiring in 2010
Independent Directors:
Kenneth S. Davidson (63)	Director	President, Davidson Capital Management Corporation; President,
Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of
the Board, Bridgehampton Chamber Music Festival; Trustee,
American Friends of the National Gallery, London
Nancy A. Eckl (46)	Director	Former Vice President, Trust Investments, American Beacon
Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement
Equities Fund; Trustee, TIAA-CREF Institutional Mutual Funds,
TIAA-CREF Life Funds and TIAA Separate Account VA-I
Lester Z. Lieberman (78)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director,
Public Health Research Institute; Trustee Emeritus, Clarkson
University; Council of Trustees, New Jersey Performing Arts Center
Class III — Directors with Term Expiring in 2011
Independent Director:
Richard Reiss, Jr. (64)	Director	Chairman, Georgica Advisors LLC, an investment manager;
Director, O’Charley’s, Inc., a restaurant chain
Interested Director:
Ashish Bhutani (48)	Director	Chief Executive Officer of the Investment Manager

(1)  Each Director also serves as a Director for The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Investment Company Act of 1940 and advised by an affiliate of the Investment Manager.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund(1)	Principal Occupation(s) During Past 5 Years
Officers:
Nathan A. Paul (35)	Vice President	Managing Director and General Counsel of the Investment
	and Secretary	Manager
Stephen St. Clair (50)	Treasurer	Vice President of the Investment Manager
Brian Kawakami (58)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the
Investment Manager; Chief Compliance Officer at INVESCO,
from July 2002 to April 2006
Brian D. Simon (46)	Assistant Secretary	Director of the Investment Manager
Cesar A. Trelles (33)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global Asset
Management, from August 1998 to August 2004

(1) Each officer also serves as an officer for each of the Lazard Funds.

Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com
This report is intended only for the information of stockholders of Common Stock of Lazard Global Total Return & Income Fund, Inc.